                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9279

                           Van Kampen Equity Trust II
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   8/31

Date of reporting period:   2/29/04

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Technology Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of February 29, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary

                               A SHARES                B SHARES                C SHARES
                            since 07/26/99          since 07/26/99          since 07/26/99
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL           W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception           -16.95%     -18.01%     -17.60%     -17.87%     -17.60%     -17.60%

1-year                     50.00       41.53       48.91       43.91       48.91       47.91

6-month                     8.40        2.16        7.87        2.87        7.87        6.87
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains.

Pacific Stock Exchange (PSE) Technology Index measures the performance of 100 technology stocks from 15 industrial groups. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004

Van Kampen Technology Fund is managed by the adviser's Multi-Cap Growth team.(1) Current members include Gary Lewis, Managing Director; David Walker, Executive Director; Dudley Brickhouse, Executive Director; Janet Luby, Executive Director; Matthew Hart, Vice President; and Scott Miller, Associate.

MARKET CONDITIONS

Technology stocks performed well during the six-month reporting period, building on a rally that began in October 2002. Strengthening in the global economy helped increase demand for technology products and services, and this resulted in vastly improved earnings results for companies in the sector. In general, cyclical technology companies (those in the best position to benefit from improving economic growth) produced the strongest performance in the first four months of the fund's reporting period, as they had through most of 2003. Included in this group are companies in the telecommunications and semiconductor (computer chip) sectors. By mid-January 2004, however, the environment began to shift as the combination of lofty valuations and renewed concerns about the economy prompted investors to take profits. As the broader technology sector came under selling pressure, the stocks that were hit hardest were largely the same economically sensitive companies that had performed so well in 2003.

PERFORMANCE ANALYSIS

Van Kampen Technology Fund returned 8.40 percent for the six months ended February 29, 2004 (Class A shares unadjusted for sales charge). The fund's benchmark, the PSE Technology Index, returned 15.19 percent for the same period, reflecting the strong overall environment for tech stocks.

The primary reason for the fund's underperformance relative to its benchmark was its overweight position in the types of cyclical companies that lagged during

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING FEBRUARY 29, 2004

--------------------------------------------------------------
      CLASS A   CLASS B   CLASS C   PSE TECHNOLOGY INDEX

       8.40%     7.87%     7.87%           15.19%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and an index definition.

(1)Team members may change at any time without notice.

the final six weeks of the reporting period. Early in 2003, we established a large overweight in this area by increasing the fund's position in semiconductor and telecom-equipment stocks. This proved to be very beneficial for the fund in the 2003 calendar year, during which the fund returned 55.84 percent (Class A shares unadjusted for sales charge) versus 52.14 percent for its benchmark. An example of an investment that worked out very well in 2003 but then hurt performance late in the reporting period is Lam Research, a chipmaker that cut costs significantly during the technology downturn by outsourcing some of its manufacturing functions. When the semiconductor industry recovered last year, the resulting boost to the company's top-line revenue growth had a powerful impact on its bottom-line earnings. But once the market turned downward in mid-January, the stock suffered disproportionately, falling from a high of $33.67 on January 20 to $25.57 at the end of February.

Cisco Systems, another winner for the fund in 2003, also was hit by selling pressure late in the period. Cisco has positioned itself as a leader in the evolving world of communications-network architecture, and its stock price rose from $19.14 at the start of the period to $23.16 at the end of February. However, its sharp decline from its January high of over $29 detracted from the fund's relative performance late in the period.

Not all of the fund's winning positions gave up ground, of course. A strong performer during the full reporting period was Symantec, which is best known for its Norton anti-virus software. The company's sales volumes soared in mid-August when two viruses hit the world's computing networks, raising concerns about network security. Corporations proactively took steps to strengthen their

TOP 10 HOLDINGS AS OF 2/29/04                 TOP 10 INDUSTRIES AS OF 2/29/04
eBay Inc                         5.8%         Semiconductors               16.5%
Cisco Systems, Inc               4.8          Communications Equipment     15.5
Genentech, Inc                   3.8          Biotechnology                11.2
Intel Corp                       3.5          Systems Software             10.5
Symantec Corp                    3.4          Health Care Equipment         7.8
International Business Machines  3.4          Data Processing &
Yahoo! Inc                       3.1          Outsourcing Services          5.9
Microsoft Corp                   3.0          Internet Retail               5.8
Juniper Networks Inc             2.7          Computer Hardware             5.7
St. Jude Medical Inc             2.5          Application Software          5.0
                                              Semiconductor Equipment       5.0

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

networks, which translated into stronger sales and higher prices for Symantec's products.

With respect to the portfolio's current positioning, we made some noteworthy changes in the latter half of the period when the tech sector had begun to show signs of vulnerability. For instance, we witnessed stock-price weakness in companies that released good news, which is not a sign of a robust market. We responded to this shift in the market environment by adopting a more defensive posture within the portfolio. This entailed taking profits in some of the fund's more aggressive, economically sensitive positions.

At the same time, we increased its weighting in "defensive" areas; i.e., those more likely to outperform during times of market weakness. For example, we increased the portfolio's weighting in health-care stocks, particularly biotechnology companies that we believe are on the verge of receiving FDA approval for key products. A recent purchase was Genentech, which received approval for its colorectal cancer treatment Avastin in late February. The fund bought the stock in mid-2003 at an average price of roughly $60, and it closed the period at $107.89 in the wake of the positive news. The fund also purchased Boston Scientific, which is bringing to market a stent that will be used to alleviate coronary blockages as a lower-cost and less-invasive alternative to open-heart surgery. Johnson & Johnson was first to the market with its stent, but we believe Boston Scientific's stent is a superior product in that it is not only drug-coated, but also likely to be less expensive.

It seems unlikely that the year ahead will bring technology-sector returns comparable to what we have witnessed since the U.S. market began its post-war rally last March. But we believe our approach, which seeks to identify companies whose stock prices do not reflect their potential for favorable earnings surprises, will help the fund successfully navigate the volatile technology sector over time. We remain confident that our investment process will enable the fund to deliver strong relative performance on a long-term basis.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

ANNUAL HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at
       1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
COMMON STOCKS  100.0%
AEROSPACE & DEFENSE  1.6%
Lockheed Martin Corp. ......................................  125,000   $  5,785,000
                                                                        ------------

APPLICATION SOFTWARE  5.0%
Mercury Interactive Corp. (a)...............................  175,000      8,494,500
SAP AG--ADR (Germany).......................................  150,000      5,940,000
Siebel Systems, Inc. (a)....................................  275,000      3,591,500
                                                                        ------------
                                                                          18,026,000
                                                                        ------------
BIOTECHNOLOGY  11.2%
Amgen, Inc. (a).............................................  125,000      7,941,250
Biogen, Inc. (a)............................................  125,000      6,931,250
Genentech, Inc. (a).........................................  125,000     13,486,250
Genzyme Corp. (a)...........................................  100,000      5,078,000
Protein Design Labs, Inc. (a)...............................  275,000      6,600,000
                                                                        ------------
                                                                          40,036,750
                                                                        ------------
COMMUNICATIONS EQUIPMENT  15.5%
Avaya, Inc. (a).............................................  125,000      2,143,750
Cisco Systems, Inc. (a).....................................  750,000     17,325,000
Corning, Inc. (a)...........................................  350,000      4,392,500
Ericsson, Class B--ADR (Sweden) (a).........................  125,000      3,627,500
Harris Corp. ...............................................  125,000      5,906,250
Juniper Networks, Inc. (a)..................................  375,000      9,701,250
Nortel Networks Corp. (Canada) (a)..........................  550,000      4,389,000
QUALCOMM, Inc. .............................................  125,000      7,931,250
                                                                        ------------
                                                                          55,416,500
                                                                        ------------
COMPUTER HARDWARE  5.7%
Dell Computer Corp. (a).....................................  150,000      4,897,500
International Business Machines Corp. ......................  125,000     12,062,500
Research in Motion Ltd. (Canada) (a)........................   35,000      3,462,900
                                                                        ------------
                                                                          20,422,900
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  1.0%
EMC Corp. (a)...............................................  250,000      3,580,000
                                                                        ------------

DATA PROCESSING & OUTSOURCING SERVICES  5.9%
Automatic Data Processing, Inc. ............................  125,000      5,306,250
Computer Sciences Corp. (a).................................  125,000      5,223,750
DST Systems, Inc. (a).......................................  125,000      5,595,000
First Data Corp. ...........................................  125,000      5,122,500
                                                                        ------------
                                                                          21,247,500
                                                                        ------------
ELECTRONIC MANUFACTURING SERVICES  0.5%
Flextronics International Ltd. (Singapore) (a)..............  100,000      1,810,000
                                                                        ------------

HEALTH CARE EQUIPMENT  7.8%
Biomet, Inc. ...............................................   50,000      1,949,000
Boston Scientific Corp. (a).................................   85,000      3,472,250
Guidant Corp. ..............................................  100,000      6,814,000

 6                                             See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT (CONTINUED)
Kinetic Concepts, Inc. (a)..................................   45,000   $  1,815,750
St. Jude Medical, Inc. (a)..................................  125,000      9,081,250
Zimmer Holdings, Inc. (a)...................................   65,000      4,916,600
                                                                        ------------
                                                                          28,048,850
                                                                        ------------
HEALTH CARE SUPPLIES  1.7%
Millipore Corp. (a).........................................  115,000      6,020,250
                                                                        ------------

HOME ENTERTAINMENT SOFTWARE  1.6%
Electronic Arts, Inc. (a)...................................  125,000      5,895,000
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.6%
Amdocs Ltd. (Guernsey) (a)..................................   75,000      2,091,000
                                                                        ------------

INTERNET RETAIL  5.8%
eBay, Inc. (a)..............................................  300,000     20,658,000
                                                                        ------------

INTERNET SOFTWARE & SERVICES  3.1%
Yahoo!, Inc. (a)............................................  250,000     11,100,000
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  5.0%
Applied Materials, Inc. (a).................................  200,000      4,248,000
KLA-Tencor Corp. (a)........................................  125,000      6,600,000
Lam Research Corp. (a)......................................  150,000      3,835,500
Novellus Systems, Inc. (a)..................................  100,000      3,215,000
                                                                        ------------
                                                                          17,898,500
                                                                        ------------
SEMICONDUCTORS  16.5%
Analog Devices, Inc. .......................................  125,000      6,237,500
Broadcom Corp., Class A (a).................................  150,000      6,087,000
Intel Corp. ................................................  425,000     12,422,750
Linear Technology Corp. ....................................  125,000      4,998,750
Marvell Technology Group Ltd. (Bermuda) (a).................   90,000      4,097,700
Maxim Integrated Products, Inc. ............................  125,000      6,238,750
National Semiconductor Corp. (a)............................  125,000      4,920,000
PMC-Sierra, Inc. (a)........................................   75,000      1,492,500
Texas Instruments, Inc. ....................................  175,000      5,363,750
Vitesse Semiconductor Corp. (a).............................  250,000      1,997,500
Xilinx, Inc. (a)............................................  125,000      5,255,000
                                                                        ------------
                                                                          59,111,200
                                                                        ------------
SYSTEMS SOFTWARE  10.5%
Microsoft Corp. ............................................  400,000     10,600,000
NCR Corp. (a)...............................................  125,000      5,595,000
Oracle Corp. (a)............................................  200,000      2,576,000
Red Hat, Inc. (a)...........................................  150,000      2,712,000
Symantec Corp. (a)..........................................  300,000     12,342,000
VERITAS Software Corp. (a)..................................  125,000      3,802,500
                                                                        ------------
                                                                          37,627,500
                                                                        ------------

See Notes to Financial Statements                                              7

VAN KAMPEN TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES  1.0%
Nextel Communications, Inc., Class A (a)....................  135,000   $  3,576,150
                                                                        ------------

TOTAL INVESTMENTS  100.0%
  (Cost $285,569,546)................................................    358,351,100
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%..........................       (154,869)
                                                                        ------------

NET ASSETS  100.0%...................................................   $358,196,231
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 8                                             See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 29, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $285,569,546).......................  $   358,351,100
Receivables:
  Investments Sold..........................................        4,824,590
  Fund Shares Sold..........................................          211,312
  Dividends.................................................           98,250
Other.......................................................           44,733
                                                              ---------------
    Total Assets............................................      363,529,985
                                                              ---------------
LIABILITIES:
Payables:
  Custodian Bank............................................        3,145,410
  Distributor and Affiliates................................          747,851
  Fund Shares Repurchased...................................          561,818
  Investment Advisory Fee...................................          257,357
Accrued Expenses............................................          556,770
Trustees' Deferred Compensation and Retirement Plans........           64,548
                                                              ---------------
    Total Liabilities.......................................        5,333,754
                                                              ---------------
NET ASSETS..................................................  $   358,196,231
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 1,930,227,456
Net Unrealized Appreciation.................................       72,781,554
Accumulated Net Investment Loss.............................       (4,927,996)
Accumulated Net Realized Loss...............................   (1,639,884,783)
                                                              ---------------
NET ASSETS..................................................  $   358,196,231
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $133,939,626 and 31,419,116 shares of
    beneficial interest issued and outstanding).............  $          4.26
    Maximum sales charge (5.75%* of offering price).........              .26
                                                              ---------------
    Maximum offering price to public........................  $          4.52
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $180,237,193 and 43,840,453 shares of
    beneficial interest issued and outstanding).............  $          4.11
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $44,019,412 and 10,705,874 shares of
    beneficial interest issued and outstanding).............  $          4.11
                                                              ===============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                              9

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended February 29, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $110)........  $    264,436
Interest....................................................         2,869
                                                              ------------
    Total Income............................................       267,305
                                                              ------------
EXPENSES:
Shareholder Services........................................     1,940,313
Investment Advisory Fee.....................................     1,617,275
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $163,707, $905,004 and $226,053,
  respectively).............................................     1,294,764
Custody.....................................................        19,250
Legal.......................................................        16,168
Trustees' Fees and Related Expenses.........................         9,643
Other.......................................................       236,620
                                                              ------------
    Total Expenses..........................................     5,134,033
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (4,866,728)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 46,988,809
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    87,144,534
  End of the Period.........................................    72,781,554
                                                              ------------
Net Unrealized Depreciation During the Period...............   (14,362,980)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 32,625,829
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 27,759,101
                                                              ============

 10                                            See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                         SIX MONTHS ENDED       YEAR ENDED
                                                         FEBRUARY 29, 2004    AUGUST 31, 2003
                                                         ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................    $ (4,866,728)       $  (8,866,411)
Net Realized Gain/Loss.................................      46,988,809          (79,234,441)
Net Unrealized Appreciation/Depreciation During the
  Period...............................................     (14,362,980)         175,267,856
                                                           ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....      27,759,101           87,167,004
                                                           ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................      31,983,770          162,947,100
Cost of Shares Repurchased.............................     (42,826,437)        (180,950,468)
                                                           ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....     (10,842,667)         (18,003,368)
                                                           ------------        -------------
TOTAL INCREASE IN NET ASSETS...........................      16,916,434           69,163,636
NET ASSETS:
Beginning of the Period................................     341,279,797          272,116,161
                                                           ------------        -------------
End of the Period (Including accumulated net investment
  loss of $4,927,996 and $61,268, respectively)........    $358,196,231        $ 341,279,797
                                                           ============        =============

See Notes to Financial Statements                                             11

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      JULY 26, 1999
                             SIX MONTHS                                               (COMMENCEMENT
                               ENDED                YEAR ENDED AUGUST 31,             OF OPERATIONS)
CLASS A SHARES              FEBRUARY 29,   ----------------------------------------   TO AUGUST 31,
                              2004 (a)     2003 (a)   2002 (a)   2001 (a)    2000          1999
                            ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 3.93       $ 2.90    $  5.49    $ 26.81    $ 11.17       $10.00
                               ------       ------    -------    -------    -------       ------
  Net Investment Loss......      (.05)        (.08)      (.11)      (.18)      (.16)        (.01)
  Net Realized and
    Unrealized Gain/Loss...       .38         1.11      (2.48)    (21.14)     15.80         1.18
                               ------       ------    -------    -------    -------       ------
Total from Investment
  Operations...............       .33         1.03      (2.59)    (21.32)     15.64         1.17
                               ------       ------    -------    -------    -------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 4.26       $ 3.93    $  2.90    $  5.49    $ 26.81       $11.17
                               ======       ======    =======    =======    =======       ======

Total Return (b)...........     8.40%*      35.52%    -47.18%    -79.51%    139.93%       11.70%*
Net Assets at End of the
  Period (In millions).....    $133.9       $125.3    $ 103.5    $ 198.8    $ 928.8       $ 49.7
Ratio of Expenses to
  Average Net Assets.......     2.37%        2.88%      2.39%      1.65%      1.47%        1.45%
Ratio of Net Investment
  Loss to Average Net
  Assets...................    (2.22%)      (2.73%)    (2.31%)    (1.48%)    (1.14%)      (1.03%)
Portfolio Turnover.........      100%*        152%       142%       274%       167%           7%*

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 12                                            See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                       JULY 26, 1999
                             SIX MONTHS                                                (COMMENCEMENT
                               ENDED                 YEAR ENDED AUGUST 31,             OF OPERATIONS)
CLASS B SHARES              FEBRUARY 29,   -----------------------------------------   TO AUGUST 31,
                              2004 (a)     2003 (a)   2002 (a)   2001 (a)     2000          1999
                            -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 3.81       $ 2.83    $  5.41    $ 26.59    $  11.16       $10.00
                               ------       ------    -------    -------    --------       ------
  Net Investment Loss......      (.06)        (.10)      (.14)      (.28)       (.28)        (.02)
  Net Realized and
    Unrealized Gain/Loss...       .36         1.08      (2.44)    (20.90)      15.71         1.18
                               ------       ------    -------    -------    --------       ------
Total from Investment
  Operations...............       .30          .98      (2.58)    (21.18)      15.43         1.16
                               ------       ------    -------    -------    --------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 4.11       $ 3.81    $  2.83    $  5.41    $  26.59       $11.16
                               ======       ======    =======    =======    ========       ======

Total Return (b)...........     7.87%*      34.63%    -47.69%    -79.65%     138.17%       11.60%*
Net Assets at End of the
  Period (In millions).....    $180.2       $172.7    $ 133.8    $ 288.4    $1,442.2       $164.3
Ratio of Expenses to
  Average Net Assets.......     3.14%        3.65%      3.16%      2.40%       2.23%        2.21%
Ratio of Net Investment
  Loss to Average Net
  Assets...................    (2.99%)      (3.50%)    (3.08%)    (2.24%)     (1.89%)      (1.79%)
Portfolio Turnover.........      100%*        152%       142%       274%        167%           7%*

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             13

VAN KAMPEN TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      JULY 26, 1999
                             SIX MONTHS                                               (COMMENCEMENT
                               ENDED                YEAR ENDED AUGUST 31,             OF OPERATIONS)
CLASS C SHARES              FEBRUARY 29,   ----------------------------------------   TO AUGUST 31,
                              2004 (a)     2003 (a)   2002 (a)   2001 (a)    2000          1999
                            ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 3.81       $ 2.83    $  5.41    $ 26.59    $ 11.16       $10.00
                               ------       ------    -------    -------    -------       ------
  Net Investment Loss......      (.06)        (.10)      (.14)      (.28)      (.27)        (.02)
  Net Realized and
    Unrealized Gain/Loss...       .36         1.08      (2.44)    (20.90)     15.70         1.18
                               ------       ------    -------    -------    -------       ------
Total from Investment
  Operations...............       .30          .98      (2.58)    (21.18)     15.43         1.16
                               ------       ------    -------    -------    -------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 4.11       $ 3.81    $  2.83    $  5.41    $ 26.59       $11.16
                               ======       ======    =======    =======    =======       ======

Total Return (b)...........     7.87%*      34.63%    -47.69%    -79.65%    138.17%       11.60%*
Net Assets at End of the
  Period (In millions).....    $ 44.0       $ 43.4    $  34.7    $  80.3    $ 412.0       $ 28.0
Ratio of Expenses to
  Average Net Assets.......     3.14%        3.66%      3.16%      2.40%      2.22%        2.21%
Ratio of Net Investment
  Loss to Average Net
  Assets...................    (2.99%)      (3.51%)    (3.08%)    (2.23%)    (1.88%)      (1.79%)
Portfolio Turnover.........      100%*        152%       142%       274%       167%           7%*

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14                                            See Notes to Financial Statements

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $1,655,792,355, which will expire between August 31, 2007 and August 31, 2011.

    At February 29, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $291,720,850
                                                                ============
Gross tax unrealized appreciation...........................    $ 71,694,145
Gross tax unrealized depreciation...........................      (5,063,895)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 66,630,250
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .90%
Next $500 million...........................................       .85%
Over $1 billion.............................................       .80%

    For the six months ended February 29, 2004, the Fund recognized expenses of approximately $5,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 29, 2004, the Fund recognized expenses of approximately $23,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 29, 2004, the Fund recognized expenses of approximately $1,544,300, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $41,375 are included in "Other" assets on the Statement of Assets and Liabilities at February 29, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended February 29, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $27,650.

3. CAPITAL TRANSACTIONS

At February 29, 2004, capital aggregated $723,564,761, $922,815,435, and
$283,847,260 for Classes A, B and C, respectively. For the six months ended February 29, 2004, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class A...................................................    4,158,995    $ 17,537,277
  Class B...................................................    2,858,184      11,576,246
  Class C...................................................      715,832       2,870,247
                                                              -----------    ------------
Total Sales.................................................    7,733,011    $ 31,983,770
                                                              ===========    ============
Repurchases:
  Class A...................................................   (4,613,348)   $(19,355,632)
  Class B...................................................   (4,385,860)    (17,762,875)
  Class C...................................................   (1,403,105)     (5,707,930)
                                                              -----------    ------------
Total Repurchases...........................................  (10,402,313)   $(42,826,437)
                                                              ===========    ============

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

    At August 31, 2003, capital aggregated $725,383,116, $929,002,064, and
$286,684,943 for Classes A, B and C, respectively. For the year ended August 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   45,209,810    $ 130,925,282
  Class B...................................................    8,338,529       25,325,522
  Class C...................................................    2,195,056        6,696,296
                                                              -----------    -------------
Total Sales.................................................   55,743,395    $ 162,947,100
                                                              ===========    =============
Repurchases:
  Class A...................................................  (49,042,951)   $(142,389,017)
  Class B...................................................  (10,222,198)     (29,649,186)
  Class C...................................................   (3,071,460)      (8,912,265)
                                                              -----------    -------------
Total Repurchases...........................................  (62,336,609)   $(180,950,468)
                                                              ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended February 29, 2004 and year ended August 31, 2003, 53,028 and 63,082 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the six months ended February 29, 2004, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $44,600 and CDSC on redeemed shares of Classes B and C of approximately $253,900. Sales charges do not represent expenses of the Fund.

VAN KAMPEN TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $357,761,895 and $372,041,051, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $27,553,700 and $219,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the six months ended February 29, 2004, are payments retained by Van Kampen of approximately $712,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $125,100.

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. One of the actions also names the individual Trustees of the Van Kampen funds as defendants. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 20

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 77, 177, 277
                                                 TECH SAR 4/04 14080C04-AP-4/04

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen International Advantage Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of February 29, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary

                               A SHARES                B SHARES                C SHARES
                            since 9/26/01           since 9/26/01           since 9/26/01
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL           W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception           11.43%       8.75%      10.59%       9.51%      10.82%      10.82%

1-year                    52.45       43.73       51.42       46.42       52.50       51.20

6-month                   20.04       13.14       19.65       14.65       20.27       19.27
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all distributions. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The MSCI All Country World Free ex-USA is generally representative of world stock markets, excluding the United States. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004

Van Kampen International Advantage Fund is managed by the adviser's Global Core team.(1) Current members include Kate Cornish-Bowden, Managing Director; Simon Carter, Executive Director; Jamie Wood, Executive Director; Michael Allison, Vice President; and Mark Laskin, Vice President.

MARKET CONDITIONS

Over the six-month reporting period, the global economy began to show signs of a sustainable recovery. Central banks around the world eased short-term interest rates to help stimulate their economies.

The Asia region as a whole rebounded strongly from the SARS scare that had hampered its progress earlier in 2003. Strength in the Chinese economy, which continued to benefit from its growing role as a manufacturing and export center, was sufficient to also buoy the long-languishing Japanese economy. The Japanese yen rose in value against the U.S. dollar, however, which hurt the results for the export-related companies that play a large role in the Japanese stock market.

European economies, which had been muddled in years of near-zero growth, benefited from increased external demand. However, like the yen, the appreciation of the euro and the British pound relative to the U.S. dollar did not help export-driven European economies, including automakers, as the shift in currencies made exported goods more expensive for U.S. customers. This impact was somewhat offset, though, by increased demand from Asian and Eastern European markets. Overall, industrial confidence in Europe has been improving, leading the U.K. central bank to begin raising interest rates.

The U.S. economy continued to signal growth. Although actual job growth remained elusive, it appeared employment prospects were improving. In addition, consumer spending held steady, and corporate capital expenditures increased.

Among the industry sectors that built on these positive trends and experienced strong performance relative to the broader market were materials, transportation, and technology. Overall, technology and other sectors that had suffered the most in previous years' weaker markets turned in some of the strongest performance over the six months. These stocks were the beneficiaries of investors' improving confidence in the prospects for a sustainable global economic recovery.

Within individual sectors, lower-quality companies--those with heavier levels of debt, for example--often outperformed their steadier, higher-quality counterparts. This effect was particularly notable in the long-troubled banking sector in

(1)Team members may change at any time without notice.
 2

Japan, as returns for lower-quality banks strongly outpaced those of their more stable peers.

PERFORMANCE ANALYSIS

Over the six-month period, the fund posted a return of 20.04 percent (Class A shares unadjusted for sales charge). While a strong absolute performance figure, it placed the fund behind its benchmark, the MSCI All Country World Free Index ex-U.S., which returned 25.43 percent for the same period.

In selecting individual stocks for the portfolio, we emphasize rigorous fundamental research. This means we tend not to invest in lower-quality stocks, such as those with high levels of debt or other concerns affecting their long-term viability. During the period, however, the increasing sense of investor optimism (fueled in part by a shorter-than-expected war in Iraq) led these weaker companies to outperform. Our bias toward higher-quality stocks thus hurt the fund's relative performance over the six months. This short-term trend will not, however, lead us away from our preference for sturdier, financially stable companies, as we believe this approach is a prudent investment strategy for the long term.

Much of the fund's underperformance relative to its benchmark came from what the fund did not own (low-quality stocks), rather than the high-quality stocks it did own. We avoided some bank, media company, and technology hardware and equipment stocks that did not meet our quality standards, and some of these stocks ended up performing well during the period. Because these stocks were represented in the benchmark index, the fund lost ground relative to the index.

In absolute terms, however, many of the fund's investments generated strong gains during the period. Anticipating expansion in the global economy, we positioned the portfolio with a growth bias, emphasizing companies and sectors we believed would benefit most from the improving climate. As part of this approach, the fund had significant holdings in the materials, automobiles, and technology sectors, all of which contributed positively to performance over the period. Among companies in the materials sector, U.K. steelworks Corus, Swiss crop-protection chemicals producer Syngenta, and Brazilian iron-ore miner Companhia Vale do Rio Doce were top performers. Automakers Porsche (Germany) and DaimlerChrysler (U.S.) also performed well, as did technology

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING FEBRUARY 29, 2004

------------------------------------------------------------------------
      CLASS A   CLASS B   CLASS C   MSCI AC WORLD FREE EX-US INDEX

      20.04%    19.65%    20.27%                25.43%
------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

companies Checkpoint Software (U.S.), semiconductor company ARM (U.K.), and wireless-communications company Nokia (Finland).

As stocks in these strong-performing areas of the market reached full valuations, we reduced a number of our positions in them. Even though many Asian real-estate companies enjoyed strong performance over the period, we actually increased the fund's exposure to this sector. We believe both the Hong Kong and Japanese property markets are showing signs of further recovery following their years-long slump. We have also increased the fund's exposure to capital-market-sensitive banks, as these stand to benefit, in our opinion, from additional increases in corporate activity.

In addition, selected automobile, transportation, and real estate stocks contributed positively to the fund's performance. Among automakers, Porsche was the fund's star performer, while in airlines Qantas (Australia) performed well as the SARS crisis subsided. In real estate, Mitsubishi Estate (Japan) and Sun Hung Kai (Hong Kong) both performed strongly, with the Asian property market beginning to recover as the regional economy gained momentum.

In our assessment, there are many positive signs on the global economic landscape. European manufacturing is improving, and business confidence in the region is at multi-year highs. Economic conditions in Japan also continue to improve, with corporate restructuring and balance-sheet repair having progressed significantly over the past few years. Emerging market economies have performed well in the past year. With growing demand from China for resources, this trend appears set to continue, though at a more modest, sustainable pace. Overall, we believe the global economy is in a much stronger position today than it was a year ago.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

TOP 10 HOLDINGS AS OF 2/29/04              TOP 10 COUNTRIES AS OF 2/29/04
iShares MSCI Emerging Markets              United Kingdom                  25.3%
  Index                          4.2%      Japan                           20.5
GlaxoSmithKline plc              2.9       Netherlands                      9.1
Royal Dutch Petroleum            2.6       Germany                          9.1
HSBC Holdings plc                1.9       Switzerland                      8.6
Royal Bank of Scotland Group plc 1.8       France                           4.7
Nokia Oyj                        1.7       United States                    4.2
Deutsche Bank AG                 1.6       Finland                          2.5
Amvescap plc                     1.6       Australia                        2.3
Wolters Kluwer NV                1.6       Italy                            1.8
Vodafone Group plc               1.5

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

ANNUAL HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS  90.4%
AUSTRALIA  2.2%
National Australia Bank, Ltd. ..............................     4,572    $   109,007
Qantas Airways, Ltd. .......................................    36,568        104,674
Rio Tinto, Ltd. ............................................     3,767        104,980
                                                                          -----------
                                                                              318,661
                                                                          -----------
BRAZIL  0.4%
Petroleo Brasileiro, SA--ADR................................     1,934         60,341
                                                                          -----------

CANADA  1.2%
Inco, Ltd. .................................................     2,127         78,592
Royal Bank of Canada........................................       690         32,667
Sun Life Financial, Inc. ...................................     2,470         67,030
                                                                          -----------
                                                                              178,289
                                                                          -----------
DENMARK  0.4%
Novo Nordisk A/S............................................     1,375         63,821
                                                                          -----------

FINLAND  2.5%
Nokia (Ab) Oyj (a)..........................................    10,831        237,571
Stora Enso Oyj..............................................     9,240        122,892
                                                                          -----------
                                                                              360,463
                                                                          -----------
FRANCE  4.6%
Aventis, SA.................................................     1,076         82,464
BNP Paribas, SA.............................................     2,296        145,256
Cap Gemini, SA (a)..........................................     1,903         78,984
M6-Metropole Television.....................................     1,989         60,678
Schneider Electric, SA......................................     1,349         89,792
Total, SA...................................................     1,164        212,884
                                                                          -----------
                                                                              670,058
                                                                          -----------
GERMANY  7.9%
Allianz, AG.................................................     1,049        130,851
BASF, AG....................................................     2,575        137,118
Deutsche Bank, AG...........................................     2,693        231,184
Deutsche Telekom, AG (a)....................................     8,195        160,380
E.On, AG....................................................     2,481        167,918
Linde, AG...................................................       928         48,827
Siemens, AG.................................................     1,257         97,040
Volkswagen, AG..............................................     4,156        195,452
                                                                          -----------
                                                                            1,168,770
                                                                          -----------
HONG KONG  1.0%
China Mobile Communications Corp. ..........................    20,500         72,158
Sun Hung Kai Properties, Ltd. ..............................     7,000         68,792
                                                                          -----------
                                                                              140,950
                                                                          -----------
INDIA  0.6%
Ranbaxy Laboratories, Ltd.--GDR.............................     3,913         86,477
                                                                          -----------

 6                                             See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
INDONESIA  0.4%
PT Telekomunikasi Indonesia--ADR............................     3,184    $    54,828
                                                                          -----------

ISRAEL  0.5%
Teva Pharmaceutical Industries, Ltd.--ADR...................     1,034         67,210
                                                                          -----------

ITALY  1.7%
ENI S.p.A. .................................................     3,727         73,125
Telecom Italia S.p.A. (a)...................................    14,779         46,520
UniCredito Italiano S.p.A. .................................    25,874        136,490
                                                                          -----------
                                                                              256,135
                                                                          -----------
JAPAN  19.7%
Advantest Corp. ............................................       800         59,541
Canon, Inc. ................................................     3,000        146,382
Central Japan Railway Co. ..................................         7         60,622
Dai Nippon Printing Co., Ltd. ..............................     5,000         77,814
Daiwa Securities Group, Inc. ...............................    23,000        154,548
Denso Corp. ................................................     4,400         92,040
Fanuc, Ltd. ................................................     2,100        131,881
Fuji Television Network, Inc. ..............................         9         39,465
Kao Corp. ..................................................     4,000         84,405
Marui Co., Ltd. ............................................     3,000         44,217
Matsushita Electric Industrial Co., Ltd. ...................    12,000        174,999
Millea Holdings, Inc. ......................................         8        102,531
Mitsubishi Estate Co., Ltd. ................................    16,000        186,314
Mitsui Sumitomo Insurance Co., Ltd. ........................     7,000         61,519
NTT DoCoMo, Inc. ...........................................        69        143,388
Promise Co., Ltd. ..........................................     2,950        178,780
Seven-Eleven Japan Co., Ltd. ...............................     3,000         94,750
Shin-Etsu Chemical Co., Ltd. ...............................     3,300        128,393
SMC Corp. ..................................................     1,200        140,724
Sony Corp. .................................................     3,200        130,654
Sumitomo Electric Industries, Ltd. .........................    12,000        102,934
Sumitomo Trust and Banking Co., Ltd. .......................    24,000        129,189
Takeda Chemical Industries, Ltd. ...........................     3,300        135,945
TDK Corp. ..................................................     2,200        153,467
Tokyo Electric Power Co., Inc. .............................     1,500         32,956
Toshiba Corp. ..............................................    27,000        110,981
                                                                          -----------
                                                                            2,898,439
                                                                          -----------
MEXICO  1.0%
Fomento Economico Mexicano SA de C.V. ......................    15,371         69,211
Wal-Mart de Mexico SA de C.V. ..............................    23,828         73,035
                                                                          -----------
                                                                              142,246
                                                                          -----------
NETHERLANDS  8.8%
ABN Amro Holdings, NV.......................................     1,810         41,863
DSM, NV.....................................................     1,200         56,897
European Aeronautic Defence and Space Co. ..................     4,946        114,518

See Notes to Financial Statements                                              7

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
Koninklijke Ahold, NV (a)...................................    10,987    $    91,449
Koninklijke Philips Electronics, NV.........................     6,736        204,905
Royal Dutch Petroleum Co. ..................................     7,460        368,470
Unilever, NV CVA............................................     1,699        123,341
VNU, NV.....................................................     2,191         71,474
Wolters Kluwer, NV..........................................    12,427        222,175
                                                                          -----------
                                                                            1,295,092
                                                                          -----------
NORWAY  0.9%
Telenor, ASA................................................    18,834        129,405
                                                                          -----------

REPUBLIC OF KOREA  1.1%
Kookmin Bank (a)............................................     2,698        112,407
Korea Electric Power Corp. .................................     2,663         46,775
                                                                          -----------
                                                                              159,182
                                                                          -----------
RUSSIA  0.2%
YUKOS Corp.--ADR............................................       631         31,727
                                                                          -----------

SINGAPORE  0.7%
United Overseas Bank, Ltd. .................................    13,000        107,713
                                                                          -----------

SOUTH AFRICA  0.3%
Sasol, Ltd. ................................................     3,109         46,869
                                                                          -----------

SPAIN  0.8%
Amadeus Global Travel Distribution, SA......................    20,047        119,470
                                                                          -----------

SWEDEN  0.4%
Volvo AB, Class B...........................................     1,808         56,946
                                                                          -----------

SWITZERLAND  8.3%
Compagnie Financiere Richemont, AG..........................     6,441        171,628
Converium Holdings, AG......................................     1,185         63,011
Credit Suisse Group.........................................     3,417        124,637
Holcim, Ltd. ...............................................     1,760         91,502
Nestle, SA..................................................       479        126,690
Novartis, AG................................................     2,930        129,428
STMicroelectronics, NV......................................     7,118        184,645
Syngenta, AG................................................     1,703        118,387
UBS, AG.....................................................     2,888        212,735
                                                                          -----------
                                                                            1,222,663
                                                                          -----------
TAIWAN-REPUBLIC OF CHINA  1.5%
Hon Hai Precision Industry Co., Ltd.--GDR...................    16,874        164,522
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR (a).......     6,010         62,444
                                                                          -----------
                                                                              226,966
                                                                          -----------

 8                                             See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
UNITED KINGDOM  23.3%
3i Group Plc................................................     9,823    $   118,608
Amvescap Plc................................................    28,120        222,829
Barclays Plc................................................    14,904        134,034
BP Plc......................................................     9,844         79,195
British Sky Broadcasting Plc................................     7,345         98,451
BT Group Plc................................................    26,060         85,630
Cadbury Schweppes Plc.......................................    12,865        106,190
Celltech Group Plc (a)......................................     4,676         35,206
Corus Group Plc (a).........................................   174,144        145,684
GlaxoSmithKline Plc.........................................    19,599        408,449
HSBC Holdings Plc...........................................    16,651        271,013
Intercontinental Hotels Group...............................     8,787         84,944
Lloyds TSB Group Plc........................................     8,479         70,578
MFI Furniture Plc...........................................    31,114         85,462
Misys Plc...................................................    30,120        127,108
National Grid Transco Plc...................................    15,470        123,953
Next Plc....................................................     1,756         45,409
Prudential Plc..............................................    18,895        172,911
Rentokil Initial Plc........................................    15,048         54,691
Royal Bank of Scotland Group Plc............................     7,844        248,484
Smiths Group Plc............................................    13,501        167,160
Standard Chartered Plc......................................     7,136        123,110
Tesco Plc...................................................    17,935         85,858
Vedanta Resources Plc (a)...................................    18,290        116,627
Vodafone Group Plc..........................................    87,124        217,442
                                                                          -----------
                                                                            3,429,026
                                                                          -----------

TOTAL COMMON STOCKS  90.4%.............................................    13,291,747
                                                                          -----------

PREFERRED STOCKS  0.8%
GERMANY  0.8%
Porsche, AG.................................................       201        117,125
                                                                          -----------

INVESTMENT COMPANY  5.1%
UNITED KINGDOM  1.0%
Templeton Emerging Markets Investment Trust Plc.............    56,195        151,742
                                                                          -----------

See Notes to Financial Statements                                              9

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
UNITED STATES  4.1%
iShares MSCI Emerging Markets Index.........................     3,432    $   599,021
                                                                          -----------

TOTAL INVESTMENT COMPANY  5.1%.........................................       750,763
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  96.3%
  (Cost $11,929,382)...................................................    14,159,635

SHORT-TERM INVESTMENT  3.5%
  (Cost $512,000)......................................................       512,000
                                                                          -----------

TOTAL INVESTMENTS  99.8%
  (Cost $12,441,382)...................................................    14,671,635
FOREIGN CURRENCY  (0.1%)
  (Cost ($8,037))......................................................        (7,489)
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%............................        36,615
                                                                          -----------

NET ASSETS  100.0%.....................................................   $14,700,761
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

 10                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 29, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $12,441,382)........................  $14,671,635
Cash........................................................          973
Receivables:
  Investments Sold..........................................      180,339
  Fund Shares Sold..........................................      125,218
  Dividends.................................................       18,537
  Expense Reimbursement from Adviser........................        5,601
Forward Foreign Currency Contracts..........................        3,096
Other.......................................................       12,481
                                                              -----------
    Total Assets............................................   15,017,880
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      230,808
  Distributor and Affiliates................................        6,994
  Fund Shares Repurchased...................................          733
Accrued Expenses............................................       50,078
Trustees' Deferred Compensation and Retirement Plans........       21,017
Foreign Currency (Cost $8,037)..............................        7,489
                                                              -----------
    Total Liabilities.......................................      317,119
                                                              -----------
NET ASSETS..................................................  $14,700,761
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $12,202,930
Net Unrealized Appreciation.................................    2,231,980
Accumulated Net Realized Gain...............................      334,022
Accumulated Undistributed Net Investment Income.............      (68,171)
                                                              -----------
NET ASSETS..................................................  $14,700,761
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $10,889,471 and 922,592 shares of
    beneficial interest issued and outstanding).............  $     11.80
    Maximum sales charge (5.75%* of offering price).........          .72
                                                              -----------
    Maximum offering price to public........................  $     12.52
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,386,079 and 204,096 shares of
    beneficial interest issued and outstanding).............  $     11.69
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,425,211 and 121,251 shares of
    beneficial interest issued and outstanding).............  $     11.75
                                                              ===========

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             11

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended February 29, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5,143)......  $   55,703
Interest....................................................         797
                                                              ----------
    Total Income............................................      56,500
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      47,552
Shareholder Reports.........................................      20,347
Registration and Filing Fees................................      16,481
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $7,967, $3,972 and $1,857, respectively)....      13,796
Audit.......................................................      13,244
Shareholder Services........................................      12,434
Accounting..................................................      10,136
Custody.....................................................       8,966
Trustees' Fees and Related Expenses.........................       7,328
Legal.......................................................       5,439
Other.......................................................       2,607
                                                              ----------
    Total Expenses..........................................     158,330
    Expense Reduction ($47,552 Investment Advisory Fee and
      $11,195 Other)........................................      58,747
    Less Credits Earned on Cash Balances....................          20
                                                              ----------
    Net Expenses............................................      99,563
                                                              ----------
NET INVESTMENT LOSS.........................................  $  (43,063)
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  568,271
  Foreign Currency Transactions.............................     (23,380)
  Forward Foreign Currency Contracts........................     (27,155)
                                                              ----------
Net Realized Gain...........................................     517,736
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     855,551
                                                              ----------
  End of the Period:
    Investments.............................................   2,230,253
    Forward Foreign Currency Contracts......................       3,096
    Foreign Currency Translation............................      (1,369)
                                                              ----------
                                                               2,231,980
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,376,429
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,894,165
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,851,102
                                                              ==========

 12                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                          FEBRUARY 29, 2004    AUGUST 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss..............................     $   (43,063)        $    31,290
Net Realized Gain/Loss..................................         517,736            (109,597)
Net Unrealized Appreciation During the Period...........       1,376,429             991,515
                                                             -----------         -----------
Change in Net Assets from Operations....................       1,851,102             913,208
                                                             -----------         -----------

Distributions from Net Investment Income:
  Class A Shares........................................             -0-            (137,983)
  Class B Shares........................................             -0-             (49,829)
  Class C Shares........................................             -0-             (43,996)
                                                             -----------         -----------
Total Distributions.....................................             -0-            (231,808)
                                                             -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       1,851,102             681,400
                                                             -----------         -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................       6,237,426           5,632,593
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................             -0-             230,905
Cost of Shares Repurchased..............................      (1,016,868)         (2,044,934)
                                                             -----------         -----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......       5,220,558           3,818,564
                                                             -----------         -----------
TOTAL INCREASE IN NET ASSETS............................       7,071,660           4,499,964
NET ASSETS:
Beginning of the Period.................................       7,629,101           3,129,137
                                                             -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of ($68,171) and ($25,108),
  respectively).........................................     $14,700,761         $ 7,629,101
                                                             ===========         ===========

See Notes to Financial Statements                                             13

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS       YEAR      SEPTEMBER 26, 2001
                                                    ENDED         ENDED       (COMMENCEMENT OF
CLASS A SHARES                                   FEBRUARY 29,   AUGUST 31,     OPERATIONS) TO
                                                     2004          2003       AUGUST 31, 2002
                                                 ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........    $ 9.83        $ 9.43          $ 10.00
                                                    ------        ------          -------
  Net Investment Income/Loss (b)................      (.04)          .09              .03
  Net Realized and Unrealized Gain/Loss.........      2.01           .88             (.28)
                                                    ------        ------          -------
Total from Investment Operations................      1.97           .97             (.25)
                                                    ------        ------          -------
Less:
  Distributions from Net Investment Income......       -0-           .57              .31
  Distributions from Net Realized Gain..........       -0-           -0-              .01
                                                    ------        ------          -------
Total Distributions.............................       -0-           .57              .32
                                                    ------        ------          -------
NET ASSET VALUE, END OF THE PERIOD..............    $11.80        $ 9.83          $  9.43
                                                    ======        ======          =======

Total Return (a)*...............................    20.04%**      11.20%           -2.60%**
Net Assets at End of the Period (In millions)...    $ 10.9        $  5.6          $   1.6
Ratio of Expenses to Average Net Assets (c)*....     1.75%         1.75%            1.78%
Ratio of Net Investment Income/Loss to Average
  Net Assets*...................................     (.75%)         .98%             .33%
Portfolio Turnover..............................       30%**         43%              62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
     (c)........................................     2.86%         4.85%           15.81%
   Ratio of Net Investment Loss to Average Net
     Assets.....................................    (1.87%)       (2.11%)         (13.70%)
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS       YEAR      SEPTEMBER 26, 2001
                                                    ENDED         ENDED       (COMMENCEMENT OF
CLASS B SHARES                                   FEBRUARY 29,   AUGUST 31,     OPERATIONS) TO
                                                     2004          2003       AUGUST 31, 2002
                                                 ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........    $ 9.77        $ 9.38          $ 10.00
                                                    ------        ------          -------
  Net Investment Loss (b).......................      (.08)          -0-(d)          (.04)
  Net Realized and Unrealized Gain/Loss.........      2.00           .89             (.27)
                                                    ------        ------          -------
Total from Investment Operations................      1.92           .89             (.31)
                                                    ------        ------          -------
Less:
  Distributions from Net Investment Income......       -0-           .50              .30
  Distributions from Net Realized Gain..........       -0-           -0-              .01
                                                    ------        ------          -------
Total Distributions.............................       -0-           .50              .31
                                                    ------        ------          -------
NET ASSET VALUE, END OF THE PERIOD..............    $11.69        $ 9.77          $  9.38
                                                    ======        ======          =======

Total Return (a)*...............................    19.65%**      10.40%           -3.37%**
Net Assets at End of the Period (In millions)...    $  2.4        $  1.2          $    .9
Ratio of Expenses to Average Net Assets (c)*....     2.50%         2.50%            2.53%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................    (1.52%)        (.02%)           (.45%)
Portfolio Turnover..............................       30%**         43%              62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
     (c)........................................     3.61%         5.60%           16.56%
   Ratio of Net Investment Loss to Average Net
     Assets.....................................    (2.63%)       (3.12%)         (14.48%)
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

(d) Amount is less than $.01.

See Notes to Financial Statements                                             15

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             SEPTEMBER 26, 2001
                                                  SIX MONTHS       YEAR        (COMMENCEMENT
                                                    ENDED         ENDED        OF INVESTMENT
CLASS C SHARES                                   FEBRUARY 29,   AUGUST 31,     OPERATIONS) TO
                                                     2004          2003       AUGUST 31, 2002
                                                 ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........    $ 9.77        $ 9.38          $ 10.00
                                                    ------        ------          -------
  Net Investment Loss (b).......................      (.05)          -0-(d)          (.04)
  Net Realized and Unrealized Gain/Loss.........      2.03           .89             (.27)
                                                    ------        ------          -------
Total from Investment Operations................      1.98           .89             (.31)
                                                    ------        ------          -------
Less:
  Distributions from Net Investment Income......       -0-           .50              .30
  Distributions from Net Realized Gain..........       -0-           -0-              .01
                                                    ------        ------          -------
Total Distributions.............................       -0-           .50              .31
                                                    ------        ------          -------
NET ASSET VALUE, END OF THE PERIOD..............    $11.75        $ 9.77          $  9.38
                                                    ======        ======          =======

Total Return (a)*...............................    20.27%**(e)   10.40%(e)        -3.37%**
Net Assets at End of the Period (In millions)...    $  1.4        $   .8          $    .6
Ratio of Expenses to Average Net Assets (c)*....     2.17%(e)      2.50%(e)         2.53%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................     (.53%)(e)      .00%(e)         (.44%)
Portfolio Turnover..............................       30%**         43%              62%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
     (c)........................................     3.28%(e)      5.60%(e)        16.56%
   Ratio of Net Investment Loss to Average Net
     Assets.....................................    (1.64%)(e)    (3.09%)(e)      (14.47%)
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sale charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

(d) Amount is less than $.01.

(e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect the refund of certain 12b-1 fees during the period.

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen International Advantage Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investments in a diversified portfolio of equity securities of foreign issuers. The Fund commenced investment operations on September 26, 2001, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange
(NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $84,577 which will expire on August 31, 2011.

    At February 29, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $12,456,346
                                                                ===========
Gross tax unrealized appreciation...........................    $ 2,286,989
Gross tax unrealized depreciation...........................        (71,700)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 2,215,289
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended August 31, 2003 was as follows:

                                                                  2003
Distribution paid from:
  Ordinary income...........................................    $238,396
  Long-term capital gain....................................         -0-
                                                                --------
                                                                $238,396
                                                                ========

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward foreign currency contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the six months ended February 29, 2004, the Fund's custody fee was reduced by $20 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion.............................................     .80%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Ltd. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser. For the six months ended February 29, 2004, the Adviser voluntarily waived $47,552 of its investment advisory fee and $11,195 of other expenses. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended February 29, 2004, the Fund recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. With respect to the Accounting Service agreement, the Adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the six months ended February 29, 2004, no cost was allocated to the Fund in regards to the Accounting Service agreement. For the six months ended February 29, 2004, the Fund recognized expenses of approximately $5,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 29, 2004, the Fund recognized expenses of approximately $8,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $12,200 are included in "Other" assets on the Statement of Assets and Liabilities at February 29, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At February 29, 2004, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 88,147 shares of Class A, 65,512 shares of Class B, and 65,512 shares of Class C.

    For the six months ended February 29, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $770.

3. CAPITAL TRANSACTIONS

At February 29, 2004, capital aggregated $8,966,136, $2,039,165 and $1,197,629 for Classes A, B, and C, respectively. For the six months ended February 29, 2004, transactions were as follows:

                                                              SHARES        VALUE
Sales:
  Class A...................................................  438,173    $ 4,866,186
  Class B...................................................   89,167        974,553
  Class C...................................................   36,434        396,687
                                                              -------    -----------
Total Sales.................................................  563,774    $ 6,237,426
                                                              =======    ===========
Repurchases:
  Class A...................................................  (85,501)   $  (927,786)
  Class B...................................................   (5,939)       (69,517)
  Class C...................................................   (1,875)       (19,565)
                                                              -------    -----------
Total Repurchases...........................................  (93,315)   $(1,016,868)
                                                              =======    ===========

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

    At August 31, 2003, capital aggregated $5,027,736, $1,134,129 and $820,507 for Classes A, B, and C, respectively. For the year ended August 31, 2003, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   551,362    $ 4,775,616
  Class B...................................................    29,905        263,644
  Class C...................................................    70,097        593,333
                                                              --------    -----------
Total Sales.................................................   651,364    $ 5,632,593
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................    16,539    $   137,608
  Class B...................................................     5,929         49,324
  Class C...................................................     5,285         43,973
                                                              --------    -----------
Total Dividend Reinvestment.................................    27,753    $   230,905
                                                              ========    ===========
Repurchases:
  Class A...................................................  (165,110)   $(1,465,104)
  Class B...................................................   (11,659)       (97,807)
  Class C...................................................   (57,492)      (482,023)
                                                              --------    -----------
Total Repurchases...........................................  (234,261)   $(2,044,934)
                                                              ========    ===========

    Class B shares, including any dividend reinvestment plan Class B Shares received there on, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the six months ended February 29, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,100 and CDSC on redeemed shares of approximately $1,000. Sales charges do not represent expenses of the Fund.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

4. REDEMPTION FEE

Effective January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended February 29, 2004, the Fund received redemption fees of approximately $700, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,885,548 and $3,106,502, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

    The following forward foreign currency contracts were outstanding as of February 29, 2004:

                                                                           UNREALIZED
                                                              CURRENT     APPRECIATION/
                                                               VALUE      DEPRECIATION
LONG CONTRACTS
Australian Dollar,
  345,000 expiring 03/01/04.................................  $266,082       $ 2,750
  365,000 expiring 04/01/04.................................   280,396            40
Canadian Dollar,
  175,000 expiring 03/01/04.................................   130,563          (239)
  175,000 expiring 03/01/04.................................   130,563          (239)
  350,000 expiring 03/01/04.................................   261,126        (1,160)
  190,000 expiring 04/01/04.................................   141,597          (534)
  440,000 expiring 04/01/04.................................   327,908           381
Hong Kong Dollar,
  515,000 expiring 03/01/04.................................    66,164           (68)
Swedish Krona,
  1,476,156 expiring 03/01/04...............................   198,667        (1,153)
  1,660,000 expiring 04/01/04...............................   223,141          (574)
                                                                          -------------
                                                                                (796)
                                                                          -------------
SHORT CONTRACTS
Japanese Yen,
  13,828,500 expiring 03/01/04..............................   126,607         4,195
  24,446,820 expiring 04/01/04..............................   224,021          (306)
Norwegian Krone,
  460,850 expiring 03/01/04.................................    65,417           815
Pound Sterling,
  110,000 expiring 03/01/04.................................   204,441        (4,620)
  176,028 expiring 04/01/04.................................   326,372         1,155
Swiss Franc,
  163,450 expiring 03/01/04.................................   129,056         1,746
  178,724 expiring 04/01/04.................................   141,224           907
                                                                          -------------
                                                                               3,892
                                                                          -------------
                                                                             $ 3,096
                                                                          =============

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NOTES TO FINANCIAL STATEMENTS -- FEBRUARY 29, 2004 (UNAUDITED) continued

receivable") was approximately $25,200 and $500 for Class B and C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the six months ended February 29, 2004, are payments retained by Van Kampen of approximately $8,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $700.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. One of the actions also names the individual Trustees of the Van Kampen funds as defendants. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the Funds advised by the Adviser or its affiliates rather than Funds managed by other companies, and (ii) that the Funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these Funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

TRUSTEE AND IMPORTANT ADDRESS INFORMATION

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT LTD.
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 185, 285, 385
                                                 IA SAR 4/04 14073C04-AP-4/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Van Kampen Equity Trust II

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: April 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: April 20, 2004

By: /s/ John L. Sullivan
Name: John L. Sullivan
Title: Principal Financial Officer
Date: April 20, 2004